Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-112102) of Solitron Devices, Inc. of our report dated June 7, 2005 relating to the financial statements, which appears in this Form 10-KSB

                                                     /s/ Goldstein Lewin & Co
                                                     Certified Public Accountant
Boca Raton, Florida
June 9, 2006